Fair Value of Financial Instruments	9 Months Ended
Sep. 30, 2025
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
3. Fair Value of Financial Instruments
The Company measures the following financial assets at fair value on a recurring basis. There were no transfers between levels of the fair value hierarchy during any of the periods presented. The following tables set forth the Company’s financial assets carried at fair value categorized using the lowest level of input applicable to each financial instrument as of September 30, 2025 (in thousands):

	September 30, 2025
	Level 1	Level 2	Level 3	Total
Assets:
Money market funds	$120,457	$—	$—	$120,457
Total assets	$120,457	$—	$—	$120,457
Cash equivalents consist of money market funds, which were valued by the Company based on quoted market prices, which represents a Level 1 measurement within the fair value hierarchy. The Company did not hold any financial assets carried at fair value as of December 31, 2024.